UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2015

Cartesian, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34006 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
(Address of principal executive office)(Zip Code)

(913) 345-9315
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  On June 16, 2015, stockholders of Cartesian, Inc. (the "Company") approved a proposal to amend and restate the Company’s Amended and Restated 1998 Equity Incentive Plan (the "Equity Plan") to, among other things, (i) change the name of the Equity Plan to the "Cartesian, Inc. Equity Incentive Plan," (ii) increase the number of shares of Company common stock available for issuance under the Equity Plan by 500,000 shares, (iii) change the method of counting shares under the Equity Plan to allow shares to be re-used for subsequent awards under the Equity Plan in certain additional circumstances, (iv) eliminate the minimum one-year vesting period for restricted stock awards and restricted stock unit awards in certain circumstances, (v) extend the expiration date of the Equity Plan from June 8, 2019 to June 16, 2025, and (vi) authorize the cash-out of awards in connection with certain corporate transactions.

A description of the Equity Plan is included as part of Proposal 3 in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on May 1, 2015 (the "Proxy Statement") and is incorporated herein by reference.  The description of the Equity Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the Equity Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.07             Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on June 16, 2015. At the meeting, the Company's stockholders voted on four proposals and cast their votes as described below.  The proposals are described in the Proxy Statement.

Proposal 1

At the meeting, the stockholders elected Robert J. Currey, Donald E. Klumb, David C. Mahoney, Micky K. Woo and Peter H. Woodward to serve as directors for a term of one year expiring at the 2016 annual meeting of stockholders and until their successors are elected and qualified or their earlier death, resignation or removal.  The tabulation of votes with respect to the election of directors was as follows:

Name	For	Withheld	Broker Non-Votes
Robert J. Currey	3,965,774	645,738	2,666,578
Donald E. Klumb	3,899,846	711,666	2,666,578
David C. Mahoney	3,889,819	721,693	2,666,578
Micky K. Woo	3,880,399	731,113	2,666,578
Peter H. Woodward	3,922,780	688,732	2,666,578

Proposal 2

At the meeting, the stockholders approved on an advisory basis the compensation of the Company's named executive officers as set forth in the Proxy Statement. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
3,939,562	642,349	29,601	2,666,578

Proposal 3

At the meeting, the stockholders approved an amendment and restatement of the Company's Equity Plan. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
3,524,187	1,084,727	2,598	2,666,578

Proposal 4

At the meeting, the stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2016.  The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
6,606,291	671,799	0	0

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Cartesian, Inc. Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN, INC.

By:	/s/ Peter H. Woodward
Peter H. Woodward Chief Executive Officer, President and Chief Financial Officer

Date: June 17, 2015

EXHIBIT INDEX

Exhibit Number	Description
10.1	Cartesian, Inc. Equity Incentive Plan